AIRPLANES Group - Report to Certificateholders
                  All numbers in US$ unless otherwise stated

              Payment Date: October 15, 1997.
              Calculation Date: October 8, 1997.
(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ----------------------------------------------------

                                                 Prior Balance      Deposits        Withdrawals       Balance on
                                                                                                      Calculation
                                                                                                          Date
                                                    9-Sep-97                                            8-Oct-97
        ----------------------------------------------------------------------------------------------------------
              Lessee Funded Account                        0.00            0.00            (0.00)             0.00
              Expense Account (note ii)            5,443,514.33   16,944,108.75   (11,169,929.58)    11,217,693.50
              Collection Account (note iii)      238,291,158.89   50,060,526.28   (58,477,731.89)   229,873,953.28
        ----------------------------------------------------------------------------------------------------------
               -  Miscellaneous Reserve           40,000,000.00                                      40,000,000.00
               -  Maintenance Reserve             80,000,000.00                                      80,000,000.00
               -  Security Deposit                59,813,427.00                                      59,813,427.00
               -  Other Collections               58,477,731.89                                      50,060,526.28
        ----------------------------------------------------------------------------------------------------------
              Total                              243,734,673.22   67,004,635.03   (69,647,661.47)   241,091,646.78
        ==========================================================================================================


(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------
              Balance on preceding Calculation
              Date (Sept 9,1997)                   5,443,514.33

              Transfer from Collection Account
              (previous Payment Date)             16,900,150.00


              Interest Earned during period           43,958.75

              Payments during period between
              prior Calculation Date and the
              relevant Calculation Date:
               - Payments on previous Payment
                 Date                            (2,491,633.46)

               - Other payments                  (8,678,296.12)
                                                 --------------
              Balance on relevant Calculation
              Date (Oct 8, 1997)                  11,217,693.50
                                                 =+============

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
              Balance on preceding Calculation
              Date (Sept 9, 1997)                238,291,158.89
              Collections during period           50,060,526.28
              Transfer to Expense Account
              (previous Payment Date)           (16,900,150.00)
              Net transfer to Lessee Funded
              Accounts
              Aggregate Certificate Payments
              (previous Payment                 (40,994,541.63)
              Date)
              Swap payments (previous Payment
              Date)                                (583,040.26)
              Balance on relevant Calculation
              Date (Oct 8, 1997)                 229,873,953.28

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
        ------------------------------------------------------

                      ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                      ----------------------------------------------
		      Priority of Payments
		(i)   Required Expense Amount                                    21,255,091.50
	       (ii)   a) Class A Interest                                        12,852,959.53
		      b) Swap Payments                                              571,774.97
	      (iii)   First Collection Account Top-up                           120,000,000.00
	       (iv)   Minimum Hedge Payment                                          86,400.00
		(v)   Class A Minimum Principal                                           0.00
	       (vi)   Class B Interest                                            1,986,991.11
	      (vii)   Class B Minimum Principal                                   1,151,838.78
	     (viii)   Class C Interest                                            2,546,875.00
	       (ix)   Class D Interest                                            3,625,000.00
		(x)   Second Collection Account Top-up                           61,835,666.00
	       (xi)   Class A Principal Adjustment Amount                                 0.00
	      (xii)   Class C Scheduled Principal                                         0.00
	     (xiii)   Class D Scheduled Principal                                         0.00
	      (xiv)   Modification                                                        0.00
		      Payments
	       (xv)   Soft Bullet Note Step-up Interest                                   0.00
	      (xvi)   Class E Minimum Interest                                      492,684.17
	     (xvii)   Supplemental Hedge Payment                                     86,400.00
	    (xviii)   Class B Supplemental Principal                                      0.00
	      (xix)   Class A Supplemental Principal                             14,599,965.72
	       (xx)   Class D Outstanding Principal                                       0.00
	      (xxi)   Class C Outstanding Principal                                       0.00
	     (xxii)   Class E Supplemental Interest                                       0.00
	    (xxiii)   Class B Outstanding Principal                                       0.00
	     (xxiv)   Class A Outstanding Principal                                       0.00
	      (xxv)   Class E Accrued Unpaid Interest                                     0.00
	     (xxvi)   Class E Outstanding Principal                                       0.00
	    (xxvii)   Charitable Trust                                                    0.00
									      ----------------
	    Total Payments with respect to Payment Date                         241,091,646.78
		      Less Collection Account Top-Ups ((iii) and (x)above)    (181,835,666.00)
									      ----------------
										 59,255,980.78
									      ================

(iv)   PAYMENT ON THE CERTIFICATES
       ---------------------------

       (a) FLOATING RATE CERTIFICATES                                 A-1              A-2              A-3              A-4
	   --------------------------
	   Applicable LIBOR                                      5.65625%         5.65625%         5.65625%         5.65625%
	   Applicable Margin                                     0.25000%         0.32000%         0.47000%         0.62000%
	   Applicable Interest Rate                              5.90625%         5.97625%         6.12625%         6.27625%
	   Interest Amount Payable                           4,183,593.75     3,735,156.25     2,552,604.17     1,046,041.67
	   Step Up Interest Amount                                   0.00             0.00             0.00             0.00

	   Opening Principal Balance                       850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
	   Minimum Principal Payment Amount                          0.00             0.00             0.00             0.00
	   Adjusted Principal Payment Amount                         0.00             0.00             0.00             0.00
	   Supplemental Principal Payment Amount                     0.00             0.00             0.00             0.00
	   Total Principal Distribution Amount                       0.00             0.00             0.00             0.00
	   Redemption Amount
	    - amount allocable to principal                          0.00             0.00             0.00             0.00
	    - premium allocable to premium                           0.00             0.00             0.00             0.00
							   --------------   --------------   --------------   --------------
	   Outstanding Principal Balance
	   (Oct 15, 1997)                                  850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
							   ==============   ==============   ==============   ==============
								      A-5          Class B

	   Applicable LIBOR                                      5.65625%         5.65625%
	   Applicable Margin                                     0.35000%         1.10000%
	   Applicable Interest Rate                              6.00625%         6.75625%
	   Interest Amount Payable                           1,335,563.69     1,986,991.11
	   Step Up Interest Amount                                   0.00             0.00

	   Opening Principal Balance                       266,834,784.64   352,916,090.06
	   Minimum Principal Payment Amount                          0.00     1,151,838.78
	   Adjusted Principal Payment Amount                                          0.00
	   Supplemental Principal Payment Amount            14,599,965.72             0.00
	   Total Principal Distribution Amount              14,599,965.72     1,151,838.78
	   Redemption Amount
	    - amount allocable to principal                          0.00             0.00
	    - premium allocable to premium                           0.00             0.00
							   --------------   --------------
	   Outstanding Principal Balance
	   (Oct 15, 1997)                                  252,234,818.92   351,764,251.28
							   ==============   ==============
	(b) FIXED RATE CERTIFICATES                               Class C          Class D
	   -----------------------
	   Applicable Interest Rate                               8.1500%         10.8750%
	   Interest Amount Payable                           2,546,875.00     3,625,000.00

	   Opening Principal Balance                       375,000,000.00   400,000,000.00
	   Scheduled Principal Payment Amount                        0.00             0.00
	   Redemption Amount
	    - amount allocable to principal                          0.00             0.00
	    - amount allocable to premium                            0.00             0.00
	   Pool Factors and scheduled dollar
	   amount for each class                                     0.00             0.00
							   --------------   --------------
	   Outstanding Principal Balance (Oct 15, 1997)    375,000,000.00   400,000,000.00
							   ==============   ==============
       Table of rescheduled Pool Factors                                               n/a              n/a
	 in the event of a partial redemption

(v)   FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
      ------------------------------------------------------------------------------------------
								      A-1              A-2              A-3              A-4
	   Applicable LIBOR                                      5.62500%         5.62500%         5.62500%         5.62500%
	   Applicable Margin                                     0.25000%         0.32000%         0.47000%         0.62000%
	   Applicable Interest Rate                              5.87500%         5.94500%         6.09500%         6.24500%
								      A-5          Class B
	   Applicable LIBOR                                      5.62500%         5.62500%
	   Applicable Margin                                     0.35000%         1.10000%
	   Applicable Interest Rate                              5.97500%         6.72500%

 (vi) CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)
      --------------------------------------------------------------------------------------------

 (a)  FLOATING RATE CERTIFICATES
      --------------------------
								     A-1               A-2               A-3            A-4
	   Opening Principal Amount                             8,500.00          7,500.00          5,000.00       2,000.00
	   Total Principal Payments                                 0.00              0.00              0.00           0.00
								-----------------------------------------------------------
	   Closing Outstanding Principal Balance                8,500.00          7,500.00          5,000.00       2,000.00

	   Total Interest                                          41.84             37.35             25.53          10.46
	   Total Premium                                            0.00              0.00              0.00           0.00

								    A-5            Class B
	   Opening Principal Amount                            2,668.35           3,529.16
	   Total Principal Payments                              146.00              11.52
							       ---------------------------
	   Closing Outstanding Principal Balance               2,522.35           3,517.64

	   Total Interest                                         13.36              19.87
	   Total Premium                                           0.00               0.00

      (b)  FIXED RATE CERTIFICATES
	   -----------------------
								Class C            Class D
	   Opening Principal Amount                            3,750.00           4,000.00
	   Total Principal Payments                                0.00               0.00
	   Outstanding Principal Balance                       3,750.00           4,000.00

	   Total Interest                                         25.47              36.25
	   Total Premium                                           0.00               0.00


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